SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2001

VSI HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	1-12942 (Commission File No.)	22-2135522 (IRS Employer Identification No.)

41000 Woodward Avenue, Bloomfield Hills, Michigan 48304-2263
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 644-0500

(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
Press Release

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit Reference Number	Exhibit Description

99.1	*Press Release dated September 21, 2001

*	Filed herewith

Item 9. Regulation F-D Disclosure

     On September 21, 2001, VSI Holdings, Inc. issued the press release filed as an exhibit to this report.

     Certain statements in the press release included as an exhibit to this report are forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements involve a number of risks, uncertainties, and other factors including potential changes in market conditions that could cause actual results to differ materially. Please refer to the Company’s filings with the Securities and Exchange Commission for a discussion of certain important factors that relate to forward looking statements contained herein. Although the Company believes that the expectations reflected in any such forward looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            VSI HOLDINGS, INC.

Date:	September 21, 2001	By: /s/ Steve Toth, Jr. Name: Steve Toth, Jr. Its: Chairman and CEO

Exhibit Index

Exhibit #	Exhibit

99.1	Press Release dated

September 21, 2001